Exhibit 10.2

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

AMENDMENT No. 2 dated as of August 3, 2022 between Titan Pharmaceuticals, Inc. (the “Company”) and Katherine Beebe DeVarney (“Executive”).

WHEREAS, the Company and Executive are parties to an employment agreement dated November 1, 2018 (as amended in February 2021, the “Employment Agreement”); and

WHEREAS, the Company and Executive wish to amend the Employment Agreement in connection with a retention plan adopted by the compensation committee of the board of directors of the Company.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

1.            Definitions.

a.     Cause. Section 4.6.2 of the Employment Agreement is hereby amended to delete the words “Senior Vice” in the last sentence.

b.     Good Reason. Section 4.6.3(iii) of the Employment Agreement is hereby to amended to read in its entirety as follows:

“(iii) a material diminution in Executive's duties, authority or responsibilities;”

c.     Change of Control. Section 4.6.4 of the Employment Agreement is hereby amended by adding the following sentence:

“In addition, solely for the purpose of the immediate acceleration of unvested options pursuant to Section 4.5 hereof, Change of Control shall also mean the election to the board of directors of a slate nominated by any stockholder that is equal to or exceeds the number of directors constituting the board immediately prior to such election.”

2.            Miscellaneous. Except as expressly amended by this Amendment, the Employment Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

TITAN PHARMACEUTICALS, INC.

By:
	Name:	M. David MacFarlane, Ph.D.
	Title:	Chairman. Compensation Committee

EXECUTIVE

	Name:	Kate Beebe DeVarney, Ph.D.